NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Developing Markets Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
NVIT Worldwide Leaders Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated June 20, 2011
to the Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Worldwide Leaders Fund

At a Special Meeting of Shareholders of the NVIT Worldwide Leaders Fund (the “Fund”) held on June 20, 2011, a majority of the Fund’s shareholders voted to approve a Plan of Reorganization between the Fund and the NVIT International Equity Fund, each a series of the Nationwide Variable Insurance Trust, whereby the Fund would be merged into the NVIT International Equity Fund.  Completion of the merger is anticipated to occur following the close of business on June 24, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE